SUPPLEMENT DATED OCTOBER 11, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2022

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar U.S. Equity Fund

Morningstar International Equity Fund

Morningstar Global Income Fund

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Global Opportunistic Equity Fund

Morningstar Alternatives Fund

(each a “Fund” and collectively the “Funds”)

This supplement provides additional information to the Funds’ Statement of Additional Information (“SAI”) dated August 31, 2022, as amended to date, and should be read in conjunction with such SAI.

Trustee Change to All Funds

Subsequent to his appointment to the Board of Trustees (“Board”) as an Independent Trustee of the Trust, Timothy A. Reese experienced a change in personal circumstances which caused him to have an immediate family member employed by a subadviser to the Trust. This relationship caused Mr. Reese to become an interested person of the Trust. Consequently, in light of his no longer being deemed “independent” consistent with applicable regulations, and in light of the Board’s goal of having at least 75% of the Board be comprised of Independent Trustees, Mr. Reese resigned from his position as trustee of the Trust effective September 30, 2022. Therefore, all references to Mr. Reese are removed from the SAI.

Please retain this supplement for future reference.